DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus BASIC Municipal
Money Market Portfolio for its semi-annual reporting period ended February
28, 1997. Your Fund produced an annualized yield of 3.20% and, after taking into account the effect of compounding, the annualized effective yield was 3.24%.*
ECONOMIC AND MARKET ENVIRONMENT
    While new data suggests a sharp deceleration in first-quarter growth to approximately 2.5%, following a very vigorous fourth-quarter 1996 rate of 4.7%, the U.S. economy still appears to be growing solidly. Consumer spending remains buoyant, while businesses continue to build industrial capacity.
Nonetheless, winter economic data are highly volatile and subject to the vagaries of weather and holiday activity. Thus, observers seeking an accurate picture of the economy's forward momentum must await additional evidence before ascribing a trend.
    Core inflation actually fell during 1996; apparently, robust economic growth has not yet produced inflation. Still, Federal Reserve Board Chairman
Alan Greenspan warned the markets in December, and again in February and March, that inflation may yet resurge. Mr. Greenspan commented that the Fed might hike interest rates in a preemptive strike against inflation. Indeed, recent signs of firming commodity prices and tightening labor markets may already be flashing an inflation warning. The possibility of a tightening as early as the March 25 Federal Open Market Committee (FOMC) meeting has money market participants watchful and wary. While the market exhibited some strength early in February amid benign economic news and Fed inaction, following Mr. Greenspan's cautionary words, rates trended higher to conclude the month basically unchanged.
MARKET ENVIRONMENT/PORTFOLIO
    The economic picture is an important component of our portfolio strategy.
Market expectations can also affect the short-term municipal market, however, as was the case in this most recent period. The anticipation of Federal
Reserve activity prior to the Presidential election this past November left the market jittery, while the lack of Fed action in the weeks following the election helped settle the market into a trading range. Various other influences which affect the municipal market (most specifically supply/demand) can lead us to adjust our strategy, and result in a portfolio structure and/or average maturity which may not appear to coincide exactly with interest rate moves, economic conditions, or forecasts. For example, during this period, one might have expected that your Fund's average maturity would be relatively short in expectation of higher rates. However, we were comfortable extending maturities beyond 50 days and locking in attractive rates as 1996 drew to a close, due to the expectation of limited availability of high quality municipal note issues in early 1997. This strategy served us well when rates dropped significantly (albeit temporarily) in January, and also left flexibility to extend further should conditions warrant and opportun ities arise.
    In the coming months, we expect additional technical market situations to occur such as increased redemptions due to tax payments during April, and the maturation of significant note issues in June. As a result of these anticipated market events, we expect to adjust the Portfolio's composition to respond to the supply and cash flow changes in an effort to maximize your Fund's yield. As we endeavor to accomplish this, we will continue to commit to those issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for your Fund's needs.
Additionally, we will monitor those conditions which affect our marketplace and adjust our investment policy where necessary to pursue competitive returns.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative.
Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
March 17, 1997
New York, N.Y.

* Annualized effective yield is based upon dividends declared daily and reinvested monthly.
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

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF INVESTMENTS                                                                       FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                   Principal
Tax Exempt Investments_100.0%                                                                       Amount             Value
                                                                                                  __________         __________
California_10.0%
California Higher Education Loan Authority Inc., Student Loan Revenue, VRDN
    3.40%, Series C (LOC; Student Loan Marketing Association) (a,b).........                     $  19,000,000    $  19,000,000
California Public Capital Improvement Financing Authority, Revenue (Pooled Project)
    3.65%, Series C, 3/17/97 (LOC; National Westminster Bank) (a)...........                        10,000,000       10,000,000
California School Cash Reserve Program Authority,
    4.75%, Series A, 7/2/97 (Insured; MBIA).................................                        17,000,000       17,049,632
City of Los Angeles, TRAN 4.50%, 6/19/97....................................                        18,700,000       18,728,202
State of California, RAN 4.50%, Series A, 6/30/97...........................                        16,000,000       16,027,033
Colorado_1.8%
Colorado Student Obligation Bond Authority, Student Loan Revenue, VRDN
    3.35%, Series A (LOC; Student Loan Marketing Association) (a,b).........                        15,000,000       15,000,000
Delaware_.2%
Delaware Health Facilities Authority, Revenue, VRDN (Pooled Loan Program)
    3.25% (BPA; Morgan Guaranty Trust Co. and Insured; MBIA) (b)............                         2,000,000        2,000,000
District of Columbia_3.5%
District of Columbia, VRDN (General Fund Recovery)
    3.50%, Series B-2 (LOC; Westdeutsche Landesbank) (a,b)..................                        28,000,000       28,000,000
Florida_1.6%
Putnam County Development Authority, PCR (Seminole Electric Co-Op)
    3.45%, Series D, 6/15/97 (Corp. Guaranty; National Rural Utility Co-Op).                        12,585,000       12,585,000
Georgia_3.5%
Rockdale County Development Authority, Industrial Revenue, VRDN (Liochem Inc. Project)
    3.75% (LOC; Sanwa Bank) (a,b)...........................................                         8,000,000        8,000,000
Savannah Economic Development Authority, Exempt Facility Revenue, VRDN
    (Home Depot Project) 3.45%, Series A (Corp. Guaranty; Home Depot) (b)...                        20,000,000       20,000,000
Illinois_2.5%
City of Chicago:
    3.60%, 12/4/97 (LOC; Harris Trust and Savings Bank) (a).................                         8,000,000        8,000,000
    3.65%, 2/5/98 (LOC; Morgan Guaranty Trust Co.) (a)......................                        12,000,000       12,000,000
Indiana_4.6%
Hammond Local Public Improvement Bond Bank, Revenue (Advance Funding Program)
    4.20%, Series A-2, 1/8/98 (Liquidity Facility; Bank One)................                        10,000,000       10,041,275
Indiana Bond Bank, Advanced Funding,
    4.25%, Series A-2, 1/21/98 (LOC: Indiana Bond Bank and
    Norwest Bank of Minnesota) (a)..........................................                        10,000,000       10,047,460
Indiana Secondary Market Educational Loans Inc., Education Loan Revenue, VRDN
    3.40%, Series B (Insured; AMBAC and LOC; Student Loan Marketing Association) (a,b)               7,000,000        7,000,000
Petersburg, SWDR, VRDN (Indiana Power and Light Co. Project)
    3.40%, Series A (Corp. Guaranty; Indiana Power and Light Co.) (b).......                        10,000,000       10,000,000

Dreyfus BASIC Municipal Money Market Portfolio
Statement of Investments (continued)                                                              February 28, 1997 (Unaudited)
                                                                                                   Principal
Tax Exempt Investments (continued)                                                                  Amount           Value
                                                                                                  ___________     ___________
Iowa_1.8%
Louisa County, PCR, Refunding, VRDN (Midwest Power System Inc. Project) 3.45% (b)                $  14,900,000    $  14,900,000
Kentucky_5.1%
City of Carroll, Collateralized Solid Waste Disposal Facilities Revenue, VRDN
    (Utilities Co. Project) 3.50%, Series A (b).............................                        23,700,000       23,700,000
Daviess County, Solid Waste Disposal Facility Revenue, VRDN (Scott Paper Co. Project)
    3.50%, Series B (Corp. Guaranty; Kimberly-Clark Corp.) (b)..............                         8,000,000        8,000,000
Morgantown, IDR (Sumitomo Electric Wire System)
    4.15%, 4/1/97 (LOC; Sumitomo Bank) (a)..................................                        10,000,000       10,000,000
Louisiana_6.8%
New Orleans Aviation Board, Revenue, VRDN (Passenger Facility Charge Projects)
    3.60% (LOC: Banque Paribas and Canadian Imperial Bank of Commerce) (a,b)                        11,000,000       11,000,000
Plaquemines Parish, Environmental Revenue, Refunding, VRDN
    (British Petroleum Exploration and Oil) 3.50% (Corp. Guaranty; British Petroleum) (b)           12,200,000       12,200,000
Plaquemines Port, Harbor and Terminal District, Port Facilities Revenue
    (International Marine Terminal Project)
    3.25%, Series A, 3/17/97 (LOC; Morgan Guaranty Trust Co.) (a)...........                         9,875,000        9,875,000
West Baton Rouge Parish Industrial District Number 3, Revenue, VRDN
    (Dow Chemical Co. Project) 3.50%, Series A (Corp. Guaranty; Dow Chemical Co.) (b)               22,600,000       22,600,000
Michigan_1.7%
Grand Rapids Economic Development Corporation, Revenue, VRDN
    (Amway/Grand Plaza Hotel Facility #1) 3.30% (LOC; Old Kent Bank and Trust) (a,b)                 4,000,000        4,000,000
Michigan Higher Education Student Loan Authority, Revenue, VRDN
    3.35%, Series XII-F (Insured; AMBAC and Liquidity Agreement; Sumitomo Bank) (b)                  5,000,000        5,000,000
Midland County Economic Development Corporation, Economic Development, LOR, VRDN
    (Dow Chemical Co. Project) 3.45%, Series A (LOC; Dow Chemical Co.) (a,b)                         5,000,000        5,000,000
Minnesota_2.1%
Minnesota Higher Education Coordinating Board, Revenue, VRDN
    3.50% (LOC; Norwest Bank of Minnesota) (a,b)............................                        17,000,000       17,000,000
Missouri_1.2%
Missouri Higher Education Loan Authority, Student Loan Revenue, Refunding, VRDN
    3.35%, Series B (Insured; MBIA and SBPA; NMB Post Bank Group) (b).......                         9,500,000        9,500,000
Nebraska_1.9%
Nebraska Investment Finance Authority, SFHR
    3.85%, Series C, 5/1/97 (LOC; Federal Farm Credit Bank) (a).............                        15,000,000       15,000,000
Nevada_2.7%
Clark County, IDR, Refunding, VRDN (Nevada Power Co. Project)
    3.45%, Series B (LOC; Societe Generale) (a,b)...........................                        10,000,000       10,000,000
Washoe County, Water Facility Revenue, VRDN (Sierra Pacific Power Co. Project)
    3.50% (LOC; Union Bank of Switzerland) (a,b)............................                        11,600,000       11,600,000

Dreyfus BASIC Municipal Money Market Portfolio
Statement of Investments (continued)                                                               February 28, 1997 (Unaudited)
                                                                                                   Principal
Tax Exempt Investments (continued)                                                                   Amount            Value
                                                                                                    __________       __________
New Jersey_2.3%
Monmouth County Improvement Authority, Revenue, VRDN (Pooled Government Loan Program)
    3.10% (LOC; Union Bank of Switzerland) (a,b)............................                       $ 4,000,000      $ 4,000,000
New Jersey Turnpike Authority, Turnpike Revenue, Refunding, VRDN
    3.15%, Series D (Insured; FGIC and LOC; Societe Generale) (a,b).........                         5,000,000        5,000,000
State of New Jersey, CP 3.50%, 3/18/97 (LOC; Union Bank of Switzerland) (a).                        10,000,000       10,000,000
New York_2.2%
Suffolk County, TAN
    4%, Series I, 8/14/97 (LOC: Canadian Imperial Bank of Commerce,
    National Westminster Bank and Westdeutsche Landesbank) (a)..............                        18,000,000       18,040,758
Ohio_5.1%
Ohio Housing Financing Agency, Mortgage Revenue (Residential):
    3.40%, Series A-3, 3/3/97 (GIC; American Insurance Group)...............                        18,000,000       18,000,000
    4%, Series B-3, 8/13/97 (GIC; Trinity Fund Corp.).......................                        13,000,000       13,000,000
    3.65%, Series A-2, 3/2/98 (GIC; American Insurance Group)...............                         7,000,000        7,000,000
Student Loan Funding Corporation, Student Loan Revenue, VRDN
    3.45%, Series A-3 (LOC; National Westminster Bank) (a,b)................                         3,400,000        3,400,000
Pennsylvania_3.6%
Delaware Valley Regional Finance Authority, Local Government Revenue, VRDN
    3.40%, Series D (LOC; Marine Midland Bank) (a,b)........................                        10,300,000       10,300,000
Pennsylvania Energy Development Authority, Energy Development Revenue, VRDN
    (B & W Ebensburg Project) 3.35% (LOC; Swiss Bank Corp.) (a,b)...........                         8,240,000        8,240,000
City of Philadelphia Redevelopment Authority (Southwark Plaza Project)
    3.85%, 12/30/97 (LOC; FGIC) (a).........................................                         8,300,000        8,300,000
Schuylkill County Industrial Development Authority, RRR, VRDN (Northeastern Power Co.)
    3.45% (LOC; Sumitomo Bank) (a,b)........................................                         2,000,000        2,000,000
Rhode Island_1.0%
Rhode Island Student Loan Authority, Student Loan Revenue, VRDN
    3.40%, Series 1 (LOC; National Westminster Bank) (a,b)..................                         8,000,000        8,000,000
Tennessee_1.2%
Tennessee Housing Development Agency, Refunding (Homeownership Program)
    3.85%, 5/29/97 (Escrowed in; U.S. Treasury Securities)..................                        10,000,000        9,995,200
Texas_24.0%
Brazos River Authority, VRDN:
    (Houston Light and Power Co.) Refunding
      3.45%, Series 1997 (Liquidity Facility; Royal Bank of Canada and LOC; AMBAC) (a,b)........    10,100,000       10,100,000
    PCR (Utilities Electric Co.):
      3.50%, Series A (LOC; Morgan Guaranty Trust Co.) (a,b)................                         7,870,000        7,870,000
      Refunding 3.50%, Series C (LOC; Swiss Bank Corp.) (a,b)...............                        15,000,000       15,000,000
Brazos River Harbor Navigation District, Harbor Revenue, VRDN (Dow Chemical Co. Project)
    3.50% (Corp. Guaranty; Dow Chemical Co.) (b)............................                        22,300,000       22,300,000

Dreyfus BASIC Municipal Money Market Portfolio
Statement of Investments (continued)                                                            February 28, 1997 (Unaudited)
                                                                                                    Principal
Tax Exempt Investments (continued)                                                                    Amount          Value
                                                                                                   ___________      ___________
Texas (continued)
El Paso Industrial Development Authority Inc., IDR, VRDN
    (El Paso School District Limited Project) 3.35% (LOC; Chase Manhattan Bank) (a,b)           $    3,600,000     $  3,600,000
Greater East Texas Higher Education Authority Inc., Student Loan Revenue
    4.15%, Series B, 9/1/97 (LOC; Student Loan Marketing Association) (a)...                        10,500,000       10,500,000
Greater East Texas Student Loan Authority
    3.70%, 3/1/98 (LOC; Student Loan Marketing Association) (a).............                         8,250,000        8,250,000
Gulf Coast Industrial Development Authority, VRDN:
    Marine Terminal Revenue (Amoco Oil Co. Project)
      3.50% (Corp. Guaranty; Amoco Credit Corp.) (b)........................                        22,700,000       22,700,000
    SWDR (Citgo Petroleum Corp. Project) 3.50% (LOC; Wachovia Bank of Georgia) (a,b)                 9,100,000        9,100,000
Gulf Coast Waste Disposal Authority, SWDR, VRDN (Amoco Oil Co. Project)
    3.50% (Corp. Guaranty; Amoco Credit Corp.) (b)..........................                        16,100,000       16,100,000
North Texas Higher Education Authority Inc., Student Loan Revenue, Refunding, VRDN
    3.40%, Series A (LOC; Student Loan Marketing Association) (a,b).........                        10,500,000       10,500,000
Panhandle Plains Higher Education Authority Inc., Student Loan Revenue, VRDN
    3.35%, Series A (LOC; Student Loan Marketing Association) (a,b).........                        26,000,000       26,000,000
Port Development Corporation, Marine Terminal Revenue, VRDN
    (Pasadena Terminal Co. Inc., Project) 3.50% (LOC; ABN-Amro Bank) (a,b)..                         2,420,000        2,420,000
State of Texas, TRAN 4.75%, 8/29/97.........................................                        30,000,000       30,170,030
Utah_4.7%
Intermountain Power Agency, Power Supply:
    3.93%, Series E, 6/16/97 (LOC; Morgan Guaranty Trust Co.) (a)...........                        10,000,000       10,000,000
    CP 3.45%, 3/14/97 (LOC; Bank of America) (a)............................                        10,400,000       10,400,000
Utah Board of Regents, Student Loan Revenue, Refunding, VRDN
    3.40%, Series A (LOC; Student Loan Marketing Association) (a,b).........                        17,500,000       17,500,000
Virginia_2.2%
Richmond Industrial Development Authority, Revenue, VRDN (Cogentrix of Richmond Project):
    3.80%, Series A (LOC; Banque Paribas) (a,b).............................                        11,700,000       11,700,000
    3.80%, Series B (LOC; Banque Paribas) (a,b).............................                         6,000,000        6,000,000
Washington_.7%
Washington Housing Finance Commission, Nonprofit Housing Revenue, Refunding, VRDN
    3.45% (LOC; Key Bank) (a,b).............................................                         6,000,000        6,000,000
Wisconsin_1.0%
State of Wisconsin, Operating Notes 4.50%, 6/16/97..........................                         8,060,000        8,073,190
U.S. Related_1.0%
Commonwealth of Puerto Rico Development Bank, CP 3.35%, 3/12/97.............                         8,000,000        8,000,000
                                                                                                                   _____________
TOTAL INVESTMENTS (cost $810,399,081).......................................                                       $810,412,780
                                                                                                                  =============


DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      PCR     Pollution Control Revenue
BPA           Bond Purchase Agreement                            RAN     Revenue Anticipation Notes
CP            Commercial Paper                                   RRR     Resources Recovery Revenue
FGIC          Financial Guaranty Insurance Company               SBPA    Standby Bond Purchase Agreement
GIC           Guaranteed Investment Contract                     SFHR    Single Family Housing Revenue
IDR           Industrial Development Revenue                     SWDR    Solid Waste Disposal Revenue
LOC           Letter of Credit                                   TAN     Tax Anticipation Notes
LOR           Limited Obligation Revenue                         TRAN    Tax and Revenue Anticipation Notes
MBIA          Municipal Bond Investors Assurance                 VRDN    Variable Rate Demand Notes
                 Insurance Corporation



Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
________                           ___________                    __________________         ___________________
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              93.8%
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                         5.0
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      1.2
                                                                                                  _______
                                                                                                   100.0%
                                                                                                  =======

Notes to Statement of Investments:
    (a)Secured by letters of credit. At February 28, 1997, 57.2% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, government agencies and corporations, of which Student Loan Marketing Association provided letters of credit to 14.4% of the Fund's net assets.
    (b)Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c) Fitch currently provides
   creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e)  Notes which are not F, MIG or SP
   rated are represented by bond ratings of the issuers.
    (f)Securities which, while not rated by Fitch, Moody's and Standard &
   Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.


SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                              FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                      Cost            Value
                                                                                                  ____________     ____________
ASSETS:                          Investments in securities_See Statement of Investments           $810,399,081     $810,412,780
                                 Interest receivable........................                                          6,476,177
                                 Prepaid expenses...........................                                             57,201
                                                                                                                 ______________
                                                                                                                    816,946,158
                                                                                                                 ______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          255,137
                                 Cash overdraft due to Custodian............                                          8,411,719
                                 Payable for investment securities purchased                                         16,251,696
                                 Accrued expenses and other liabilities.....                                             44,943
                                                                                                                 ______________
                                                                                                                     24,963,495
                                                                                                                 ______________
NET ASSETS..................................................................                                       $791,982,663
                                                                                                                 ==============
REPRESENTED BY:                  Paid-in capital............................                                       $792,084,132
                                 Accumulated net realized gain (loss) on investments                                  (115,168)
                                 Accumulated gross unrealized appreciation (depreciation)
                                 ......on investments                                                                    13,699
                                                                                                                 ______________
NET ASSETS..................................................................                                       $791,982,663
                                                                                                                 ==============
SHARES OUTSTANDING
(3 BILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED)...............                                        792,084,132

NET ASSET VALUE, offering and redemption price per share....................                                              $1.00
                                                                                                                        =======


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS                                                                      SIX MONTHS ENDED FEBRUARY 28, 1997
(UNAUDITED)
INVESTMENT INCOME
INCOME                       Interest Income................................                                        $14,019,656
EXPENSES:                    Management fee_Note 2(a).......................                      $  1,923,201
                             Shareholder servicing costs_Note 2(b)..........                           307,854
                             Custodian fees.................................                            34,379
                             Professional fees..............................                            30,564
                             Registration fees..............................                            26,181
                             Directors' fees and expenses_Note 2(c).........                             8,861
                             Prospectus and shareholders' reports...........                             5,359
                             Miscellaneous..................................                            17,481
                                                                                                   ___________
                                 ....Total Expenses                                                  2,353,880
                             Less_reduction in management fee due to
                                 undertaking_Note 2.........................                          (622,647)
                                                                                                   ___________
                                 .....Net Expenses                                                                    1,731,233
                                                                                                                  _____________
INVESTMENT INCOME_NET.......................................................                                         12,288,423
NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS...................                                              9,762
                                                                                                                  _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $12,298,185
                                                                                                                  ==============












SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                       Six Months Ended
                                                                                       February 28, 1997          Year Ended
                                                                                          (Unaudited)           August 31, 1996
                                                                                      __________________       _________________
OPERATIONS:
  Investment income_net...................................................            $    12,288,423             $  33,767,778
  Net realized gain (loss) on investments.................................                     --                       (23,748)
  Net unrealized appreciation (depreciation) on investments...............                      9,762                     3,937
                                                                                      __________________       _________________
    Net Increase (Decrease) in Net Assets Resulting from Operations.......                 12,298,185                33,747,967
                                                                                      __________________       _________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net...................................................                (12,288,423)              (33,767,778)
                                                                                      __________________       _________________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold...........................................                506,522,243            1,301,637,332
  Dividends reinvested....................................................                 11,580,346               31,816,712
  Cost of shares redeemed.................................................               (530,386,719)           (1,628,610,840)
                                                                                      __________________       _________________
    Increase (Decrease) in Net Assets from Capital Stock Transactions.....                (12,284,130)             (295,156,796)
                                                                                      __________________       _________________
      Total Increase (Decrease) in Net Assets.............................                (12,274,368)             (295,176,607)
NET ASSETS:
  Beginning of Period.....................................................                804,257,031             1,099,433,638
                                                                                      __________________       _________________
  End of Period...........................................................          $     791,982,663          $    804,257,031
                                                                                    =================          ================




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                              Six Months Ended
                                              February 28, 1997                          Year Ended August 31,
                                                                   _____________________________________________________________
PER SHARE DATA:                                  (Unaudited)         1996          1995          1994        1993        1992(1)
                                               ________________    ________       ________      _______    ________      _______
    Net asset value, beginning of period..         $  1.00         $  1.00       $  1.00       $  1.00     $  1.00      $  1.00
                                                   ________        ________       ________      _______    ________      _______
    Investment Operations:
    Investment income_net.................            .016            .034          .037          .026        .027        .024
                                                   ________        ________       ________      _______    ________      _______
    Distributions:
    Dividends from investment income_net..           (.016)          (.034)        (.037)        (.026)      (.027)      (.024)
                                                   ________        ________       ________      _______    ________      _______
    Net asset value, end of period........         $  1.00         $  1.00       $  1.00       $  1.00     $  1.00      $  1.00
                                                   ========       =========     =========     ========   =========     ========
TOTAL INVESTMENT RETURN...................           3.23%(2)        3.42%          3.80%        2.60%       2.73%    3.41%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets           .45%(2)         .38%           .14%         .09%        .02%        --
    Ratio of net investment income
      to average net assets...............           3.19%(2)        3.40%          3.73%        2.58%       2.64%     3.22%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..           .16%(2)          .22%           .45%         .50%        .64%      .77%(2)
    Net Assets, end of period (000's Omitted)     $791,983         804,257    $1,099,434    $1,027,377    $685,540    $228,708
(1)    From December 16, 1991 (commencement of operations) to August 31, 1992.
(2)    Annualized.


See notes to financial statements.

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Municipal Money Market Portfolio (the "Fund") is a series of Dreyfus BASIC Municipal Fund, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering four series including the Fund. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capit al and maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments are valued at amortized cost, which has been determined by the Company's Board of Directors to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $90,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 1996. The carryover does not include net realized securities losses from November 1, 1995 through August 31, 1996, which are treated, for Federal income tax purposes, as arising in fiscal 1997. If not applied, $1,700 of the carryover expires in fiscal 2001, $2,000 expires in fiscal 2002, $50,300 expires in fiscal 2003 and $36,000 expires in fiscal 2004.
    At February 28, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus BASIC Municipal Money Market Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
NOTE 2_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $622,647 during the period ended February 28, 1997.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1997, the Fund was charged an aggregate of $246,314 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $42,727 during the period ended February 28, 1997.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

[Dreyfus lion "d" logo]
Registration Mark
DREYFUS BASIC MUNICIPAL
MONEY MARKET PORTFOLIO
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            122SA972
[Dreyfus logo]
Registration Mark

BASIC Municipal
Money Market
Portfolio
Semi-Annual
Report
February 28, 1997